SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 27, 2002

                                HealthTrac, Inc.
             (Exact name of registrant as specified in its charter)

            Canada                       000-14356                911353658
(State or other Jurisdiction of    (Commission File No.)     (I.R.S. Employer
incorporation)                                               Identification No.)

         539 Middlefield Road, Redwood City, CA                     94063
        (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code: 650-839-5500

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events.

      On November 27, 2002, the Registrant filed a lawsuit in the U.S. District Court for the Northern District of California against Dennis Sinclair ("Sinclair"), Raymond Mol ("Mol") and Mel Baillie ("Baillie") (collectively the "Defendants"). The lawsuit is primarily based upon certain sales or acquisitions of the Registrant's stock engaged in or authorized by the Defendants while they were directors and/or officers of the Registrant in violation of Section 16(b) of the Securities Exchange Act of 1934, 15 U.S.C. ss. 78p(b) ("Section 16").
Section 16 generally restricts certain corporate "insiders" from profiting due to the sale or acquisition of corporate securities within a six month period of the original transaction, by mandating that all such profits shall inure to, and be recoverable by, the issuer of the securities. In the lawsuit, the Registrant seeks the recovery of profits which it believes were received by the Defendants as a result of securities sales or purchases during the approximate period of November, 1999 through November, 2001, pursuant to Section 16 and applicable common law principles governing the conduct of corporate fiduciaries. In addition to the disgorgement of profits, the Registrant also seeks a complete accounting by the Defendants for all transactions which they conducted involving the Registrant's securities or those of its predecessors while holding corporate office or membership on the Registrant's Board of Directors.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      Exhibit 99.1  --  Certification of Periodic Report, dated December 16,
                        2002, of the Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure

      On December 12, 2002 one of the Registrant's directors, Richard Kessler, resigned from the Board of Directors. Mr. Kessler indicated to the Board that he resigned for personal reasons.

      On December 16, 2002, the Principal Executive Officer and Principal Financial Officer of the Registrant provided a written statement on the Registrant's Quarterly Report on Form 10-Q for the quarter ended August 31, 2002, as amended, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached as Exhibit 99.1 is a copy of the written statement.

      The information in Items 7 and 9 of this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in Items 7 and 9 of this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2002                HEALTHTRAC, INC.


                                       By: /s/ Edward Sharpless
                                           -------------------------------------
                                           Edward Sharpless
                                           President and Chief Executive Officer